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EXHIBIT 21

As of December 31, 2008

        A table of subsidiaries of Liberty Media Corporation is set forth below, indicating as to each the state or jurisdiction of organization and the names under which such subsidiaries do business. Subsidiaries not included in the table are inactive or, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary.

Name	State/Country of Formation
090502 Limited	UK
1227844 Ontario Ltd.	CANADA (Ontario)
AEI Music Network, Inc.	WA
Affiliate Marks Investments, Inc.	DE
Affiliate Investment, Inc.	DE
Affiliate Relations Holdings, Inc.	DE
Affiliate Sales & Marketing, Inc.	DE
Anchor Bay Entertainment Australia PTY LTD.	AUSTRALIA
Anchor Bay Entertainment Canada Co. (unlimited liability company)	NOVA SCOTIA
Anchor Bay Entertainment UK Limited	UK
Anchor Bay Entertainment, LLC	DE
Anchor Bay International Limited	UK
Aries Pictures LLC	CO
Atlanta Braves, Inc.	GA
Atlanta National League Baseball Club, Inc. (dba Gwinnett Braves; Rome Braves; Mississippi Braves; Richmond Braves; Danville Braves)	GA
Backcountry De Costa Rica Sociedad De Responsabilidad Limitada	COSTA RICA
Backcountry.com, Inc.	UT
Barefoot Acquisition, LLC	DE
BET Movies/STARZ!3, LLC	DE
Betmart Limited	UK
Big Horn Alternative Energy, LLC	DE
Bodybuilding.com, LLC	DE
Braves Productions, Inc.	GA
BuySeasons, Inc.	DE
CDirect Mexico I, Inc.	DE
CDirect Mexico II, Inc.	DE
CDM Fantasy Sports Corp.	DE
Chalk Line Productions, LLC	DE
Columbia Exchange Systems Ltd.	CANADA
Commerce Technologies, Inc. [dba Commerce Hub]	NY
Communication Capital, LLC	DE
Composer Films, LLC	DE
Conductor Films, LLC	DE
Cool Kicks Media, LLC	DE
CVN Companies, Inc.	MN
CVN Direct Marketing Corp.	MN
CVN Distribution Co., Inc.	MN
CVN Management, Inc.	MN
CVN Michigan, Inc.	MN
Diamonique Canada Holdings, Inc.	DE
Diamonique Corporation	NJ
Digital Entertainment Limited	UK

Name	State/Country of Formation
DKP Effects, Inc.	CA
DMS DE, Inc.	DE
Don Best Barbados	BARBADOS
Dry Creek Productions LLC	CO
ER Development International, Inc.	PA
ER Marks, Inc.	DE
EZShop International, Inc.	DE
Fanball UK Limited	UK
Fantasy Sports Acquisition, LLC	DE
Film Roman, LLC	DE
Fox Sports Net Northwest, LLC	DE
Fox Sports Net Pittsburgh, LLC	DE
Fox Sports Net Rocky Mountain LLC	DE
FUN Technologies Corporation [dba Fantasy Cup}	DE
FUN Technologies Inc.	CANADA
FUN Technologies Limited	UK
Gold Striped Shirt LLC	DE
Greenlady Corp.	DE
Greenlady II, LLC	DE
Health Ventures Partners G.P.	PA
Higher Power Nutrition Common Holdings, LLC	DE
IC Marks, Inc.	DE
IM Experience, Inc.	PA
Influence Marketing Corp (dba QVC @ theMall) [Unlimited Liability Corp.]	NOVA SCOTIA
Influence Marketing Services, Inc.	CANADA (Ontario)
Informedia, LLC	DE
Innovative Retailing, Inc.	DE
iQVC GmbH	GERMANY
JJCK, LLC (dba EmFinders)	DE
KnowledgeWhere Holdings, Inc.	DE
KSI, Inc.	DE
LBTW I, LLC	DE
LCAP Investments, LLC	DE
LDIG Cars, Inc.	DE
LDIG Financing LLC	DE
LDIG Gamenet, Inc.	DE
LDIG, LLC	DE
Leisure Arts, Inc.	DE
Leisure Web LLC	DE
Liberty AEG, LLC	DE
Liberty Aero, LLC	DE
Liberty AGI, LLC	DE
Liberty Alternative Energy, LLC	DE
Liberty Animal Planet, LLC	CO
Liberty ANLBC, Inc.	DE
Liberty Asset Management, LLC	DE
Liberty Associated Holdings LLC	DE
Liberty Associated Partners, L.P.	DE
Liberty Associated, Inc.	DE
Liberty ATCL, Inc.	CO
Liberty BC Capital, LLC	DE
Liberty BRBA, Inc.	DE

Name	State/Country of Formation
Liberty Cayman Preferred Company	CAYMAN
Liberty Centennial Holdings, Inc.	DE
Liberty Challenger, LLC	DE
Liberty Citation, Inc.	DE
Liberty CM, Inc.	DE
Liberty CNBC, Inc.	CO
Liberty Crown, Inc.	DE
Liberty Denver Arena LLC	DE
Liberty Freedom, LLC	DE
Liberty Genius, Inc.	DE
Liberty GI II, Inc.	DE
Liberty GI, Inc.	DE
Liberty GIC. Inc.	CO
Liberty Greensub, Inc.	DE
Liberty IATV Holdings, Inc.	DE
Liberty IATV, Inc.	DE
Liberty IB2, LLC	DE
Liberty ICGX, Inc.	DE
Liberty Java, Inc.	CO
Liberty KV, LLC	DE
Liberty LQ VII, LLC	DE
Liberty LSAT II, LLC	DE
Liberty LSAT, LLC	DE
Liberty MCNS Holdings, Inc.	CO
Liberty Media LLC	DE
Liberty MLP, Inc.	CO
Liberty NC II, LLC	DE
Liberty NC IV, LLC	DE
Liberty NC IX, LLC	DE
Liberty NC V, LLC	DE
Liberty NC VI, LLC	DE
Liberty NC VII, LLC	DE
Liberty NC VIII, LLC	DE
Liberty NC XII, LLC	DE
Liberty NC, LLC	DE
Liberty NEA, Inc.	DE
Liberty PCLN, Inc.	DE
Liberty Picks, LLC	DE
Liberty PL2, Inc.	DE
Liberty PL3, LLC	DE
Liberty Programming Company LLC	DE
Liberty Property Holdings, Inc.	DE
Liberty Protein, Inc.	DE
Liberty QVC Holding, LLC	DE
Liberty Satellite & Technology, Inc.	DE
Liberty Satellite, LLC	DE
Liberty Sling, Inc.	DE
Liberty Sports Holdings, LLC	DE
Liberty Tower, Inc.	DE
Liberty TP Holdings, Inc.	DE
Liberty TP Investment, LLC	DE
Liberty TP LLC	DE

Name	State/Country of Formation
Liberty TP Management, Inc	DE
Liberty TS, Inc.	DE
Liberty TSAT, LLC	DE
Liberty TWSTY II, Inc.	CO
Liberty TWSTY III, Inc.	CO
Liberty USA Holdings, LLC	DE
Liberty Virtual Pets, LLC	DE
Liberty WDIG, Inc.	DE
Liberty Wireless 1, Inc.	DE
Liberty Wireless 10, Inc.	DE
Liberty Wireless 11, Inc.	DE
Liberty Wireless 2, Inc.	DE
Liberty Wireless 3, Inc.	DE
Liberty Wireless 4, Inc.	DE
Liberty Wireless 5, Inc.	DE
Liberty Wireless 6, Inc.	DE
Liberty Wireless 7, Inc.	DE
Liberty Wireless 8, Inc.	DE
Liberty Wireless 9, Inc.	DE
Liberty XMSR, Inc.	DE
LMC Bay Area Sports, LLC	CO
LMC BET, LLC	CO
LMC Capital LLC	DE
LMC Denver Arena, Inc.	DE
LMC IATV Events, LLC	DE
LMC Wireless 1, LLC	DE
LMC Wireless 2, LLC	DE
LMC Wireless 3, LLC	DE
LMC Wireless 4, LLC	DE
LMC Wireless 5, LLC	DE
LMC Wireless 6, LLC	DE
LMC Wireless Holdings, LLC	DE
LMC Wireless IV, LLC	DE
LMC/LSAT Holdings, LLC	DE
Lower Learning, LLC	DE
LQ III, LLC	DE
LQ IV, LLC	DE
LQ V, LLC	DE
LQ VI, LLC	DE
LSAT Astro LLC	DE
LTP Wireless 1, LLC	DE
LTWX I, LLC	DE
LTWX V, Inc.	CO
MacNeil/Lehrer Productions [gp]	NY
Manga Entertainment Limited	UK
Manga Entertainment, LLC	DE
Maxide Acquisition, Inc.	DE
Maxide Music, Inc.	DE
Mid-East Finder Sales, LLC	DE
Millcreek Holdings, LLC	DE
Namor Productions, LLC	DE
NSTBC, Inc.	DE

Name	State/Country of Formation
Overture Films, LLC	DE
Overture P.R., LLC	PUERTO RICO
Party Down, LLC	DE
Pioneer Studios, Inc.	DE
Provide Berries, Inc.	DE
Provide Cards, Inc.	CA
Provide Commerce, Inc. (dba Shari's Berries)	DE
Provide Gifts, Inc. (dba RedEnvelope)	DE
Q The Music, Inc.	DE
QC Marks, Inc.	DE
QCom TV, Inc.	DE
QDirect Ventures, Inc.	DE
QExhibits, Inc.	DE
QHealth, Inc.	DE
QK Holdings, Inc.	DE
QS Holdings, Inc.	DE
Queen Sized Investments L.L.C.	LA
Queen Sized Productions L.L.C.	LA
QVC [English Unlimited Liability Company]	GREAT BRITAIN
QVC Britain [English Unlimited Liability Company]	ENGLAND
QVC Britain I Limited [English limited liability company]	ENGLAND
QVC Britain I, Inc.	DE
QVC Britain II, Inc.	DE
QVC Britain III, Inc.	DE
QVC Call Center GmbH & Co. KG	GERMANY
QVC Call Center Vërwaltungs-GmbH	GERMANY
QVC Cayman Holdings LLC	DE
QVC Cayman, Ltd.	CAYMAN
QVC Chesapeake, Inc.	VA
QVC China Domain Limited	HONG KONG
QVC China, Inc.	DE
QVC de Mexico de S. de R.L. de C.V.	MEXICO
QVC Delaware, Inc.	DE
QVC Deutschland GP, Inc.	DE
QVC Deutschland Inc. & Co. KG (a partnership)	GERMANY
QVC eDistribution Inc. & Co. KG	GERMANY
QVC eProperty Management GmbH & Co. KG	GERMANY
QVC eService Inc. & Co. KG	GERMANY
QVC Germany I LLC	DE
QVC Germany II LLC	DE
QVC Global DDGS, Inc.	DE
QVC Grundstücksverwaltungs GmbH	GERMANY
QVC GV Real Estate GmbH & Co. KG	GERMANY
QVC Handel GmbH	GERMANY
QVC India, Ltd.	DE
QVC International LLC	DE
QVC International Management GP LLC	DE
QVC International Management LLC & Co KG (a partnership)	GERMANY
QVC Investment, LLC	CO
QVC Italia S.r.l. [Italian limited liability company]	ITALY
QVC Japan Holdings, Inc.	DE
QVC Japan Services, Inc.	DE

Name	State/Country of Formation
QVC Japan, Inc.	JAPAN
QVC Local, Inc.	DE
QVC Mexico II, Inc.	DE
QVC Mexico III, Inc.	DE
QVC Mexico, Inc.	DE
QVC of Thailand, Inc.	DE
QVC Productworks, Inc.	DE
QVC Properties, Inc.	BRITAIN
QVC Publishing, Inc.	DE
QVC Realty, Inc.	PA
QVC Rocky Mount, Inc.	NC
QVC RS Naples, Inc.	FL
QVC San Antonio, LLC	TX
QVC Satellite, Ltd	JAPAN
QVC St. Lucie, Inc.	FL
QVC Studio GmbH	GERMANY
QVC TX, LLC	DE
QVC UK Holdings Limited	ENGLAND/WALES
QVC, Inc.	DE
QVC-QRT, Inc.	DE
RS Marks, Inc.	DE
RS Myrtle Beach, Inc.	SC
Satellite MGT, LLC	DE
Savor North Carolina, Inc.	NC
SEG Investments, Inc.	DE
Sheepish, LLC	DE
SJ Sub, Inc.	DE
SkillJam EU Limited	UK
SkillJam Technologies Corporation	DE
Sparty Films LA, LLC	DE
Sparty Investments, LLC	DE
Starz Animation Slate, LLC	DE
Starz Australia Holdings Pty Ltd.	AUSTRALIA
Starz Canada Holdings I B.V.	NETHERLANDS
Starz Canada Holdings I Co. (unlimited liability company)	NOVA SCOTIA
Starz Canada Holdings II B.V.	NETHERLANDS
Starz Entertainment, LLC	CO
Starz Foreign Holdings B.V.	NETHERLANDS
Starz Foreign Holdings, LLC	DE
Starz Independent, LLC	DE
Starz Media Canada Co. (unlimited liability company)	NOVA SCOTIA
Starz Media Film Productions Puerto Rico, LLC	PUERTO RICO
Starz Media Group, Inc.	DE
Starz Media Holdings, LLC	DE
Starz Media, LLC	DE
Starz UK Holdings Limited	UK
Starz, LLC	DE
T43 Productions, LLC	DE
TATV, Inc.	DE
TBH Marks, Inc.	DE
Teagames Ltd.	UK
The DirecTV Group, Inc.	DE

Name	State/Country of Formation
The Stadium Club, Inc.	GA
TOBH, Inc.	DE
TP Caribbean, LLC	DE
TP Middle East, LLC	DE
TP UK, LLC	DE
TPRT, LLC	DE
TruePosition China, LLC	DE
TruePosition, Inc.	DE
TSAT Holding 1, Inc.	DE
TSAT Holding 2, Inc.	DE
Useful Networks Canada, ULC	ALBERTA, CANADA
Useful Networks, Inc.	DE
WFRV and WJMN Television Station, Inc.	WI
WorldWinner.com, Inc.	DE
Yankee Irving, LLC	DE
Zoombak, LLC	DE
Zoombak, Ltd.	UK

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  EXHIBIT 21